Vanguard(R) PRIMECAP Fund
June 30, 2000

SEMIANNUAL

[GRAPHIC]
[A MEMBER OF THE VANGUARD GROUP(R) LOGO]

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HAVE THE PRINCIPLES OF INVESTING CHANGED?
     In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.
     We don't think so.
     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.
     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.
     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.
     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.
     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:
     * Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
     * Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
     * Step back from the daily frenzy of the markets; focus on your overall asset allocation.
     * Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

CONTENTS
REPORT FROM THE CHAIRMAN    1       FUND PROFILE                8
THE MARKETS IN PERSPECTIVE  4       PERFORMANCE SUMMARY        10
REPORT FROM THE ADVISER     6       FINANCIAL STATEMENTS       11

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

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1

REPORT FROM THE CHAIRMAN
[PHOTO]
John J. Brennan

Vanguard PRIMECAP Fund earned a 16.3% return during the first half of 2000. This was a terrific result for a six-month interval, and especially so given that this was a volatile and difficult period for the overall stock market.
     As the table at right shows, the fund's return trounced the 2.5% average return achieved by the average multi-capitalization core fund, the peer group in which fund analysts Lipper Inc. place PRIMECAP Fund. Our result was also far ahead of the Russell 1000 Growth Index, a benchmark for large- and mid-cap growth companies, and the broad stock market, as measured by the Wilshire 5000 Total Market Index.
     The fund's return is based on an increase in net asset value from $62.07 per share on December 31, 1999, to $71.27 per share on June 30, 2000, and is adjusted for a March distribution of $0.98 per share paid from net realized capital gains.

------------------------------------------------------------------
                                                   TOTAL RETURNS
                                                 SIX MONTHS ENDED
                                                  JUNE 30, 2000
------------------------------------------------------------------
Vanguard PRIMECAP Fund                                16.3%
------------------------------------------------------------------
Average Multi-Cap Core Fund*                           2.5%
------------------------------------------------------------------
Wilshire 5000 Index                                   -0.7%
------------------------------------------------------------------
Russell 1000 Growth Index                              4.2%
------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

THE PERIOD IN REVIEW
The first half of 2000 was a tumultuous time in the financial markets, which were buffeted by a complex set of crosscurrents. The domestic economy continued to grow at a strong pace--the production of goods and services during the second quarter of 2000 was about 6% higher than in the same period last year, even after adjusting for inflation. Unemployment remained low, hovering around 4% of the workforce. Elsewhere in the world, growth was picking up from more subdued levels.
     Robust economic growth is generally good for corporate earnings and, thus, for stocks. But investors and economic policymakers have worried that the combination of rapid economic growth and low unemployment would trigger sharply higher wages and inflation. The Federal Reserve Board, in an effort to slow the economy's momentum and forestall an inflationary outburst, continued to raise short-term interest rates during the half-year. The Fed boosted its target for the federal funds rate three times by a total of 1.0 percentage point (100 basis points). In all, the Fed has raised its target rate by 175 basis points in the past 12 months.
     For most of the first quarter of 2000, a continuing boom in technology stocks kept the market averages rising, despite the threat of higher interest rates. But during the second quarter, tech stocks in particular cooled off. The market may have reacted to evidence that the ideal combination of rapid growth and low inflation was coming to an end. If the Fed succeeds in slowing the economy, corporate earnings growth might slow, too. And if earnings growth slowed, some investors reasoned, technology and telecommunications stocks would have a tough time maintaining their lofty price/earnings multiples. The split between the two quarters was evident in the results for the tech-dominated Nasdaq Composite Index, which rose 12.7% in the first quarter, only to slide-14.7% in the second. End result? A -3.9% return for the half-year.

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2

     The overall stock market, as measured by the Wilshire 5000 Index, posted a -0.7% return for the six months. The small-cap Russell 2000 Index gained 3.0%, outpacing the large-cap Standard & Poor's 500 Index, which posted a negative return of -0.4%. Leadership within the market during the period switched back and forth between growth stocks--those whose prices reflect high expectations for future profitability--and value stocks, whose low prices in relation to earnings, book value, and dividends reflect lower expectations by the market. Growth stocks were in front early on, but value stocks performed best in late March and April. Growth issues bounced back in June, however, and for the full six months, growth generally outpaced value. For example, the growth stocks within the Russell 1000 Index (comprising the 1,000 largest U.S. stocks) earned 4.2%, while the value stocks declined by an equal amount.
     The Fed's efforts succeeded in pushing up short-term interest rates: The yield of 3-month U.S. Treasury bills climbed 52 basis points (from 5.33% to 5.85%) during the half-year. But after rising early in the year, yields for longer-term Treasuries began to fall after the Treasury announced that it would use rising federal budget surpluses to buy back billions of dollars' worth of long-term bonds. A shrinking supply of long-term Treasuries caused their prices to rise and their yields to fall. By June 30, the 30-year Treasury bond's yield had fallen 58 basis points, from 6.48% to 5.90%. Yields on high-quality corporate bonds were flat to slightly higher. But for low-quality corporate ("junk") bonds, prices fell and yields rose as investors worried about increased defaults.

PERFORMANCE OVERVIEW
Vanguard PRIMECAP Fund posted a 19.5% gain during the first three months of 2000 and avoided the worst of the downdraft that occurred during the second quarter, when it fell -2.7%. We salute the skill of our adviser, PRIMECAP Management Company, for the excellent half-year return of 16.3%. This was nearly 14 percentage points higher than the 2.5% return posted by the average multi-cap core fund and was some 12 points above the 4.2% return for our unmanaged benchmark, the Russell 1000 Growth Index.
     The fund's outstanding results relative to its comparative standards were due primarily to excellent stock selection, especially within the technology sector. PRIMECAP Fund's tech holdings--which accounted for about 40% of assets during the half-year--earned a return of nearly 33%, more than seven times the 4.6% return for tech stocks within the S&P 500 Index. Another sector where the fund's holdings far outpaced those in the index was the consumer discretionary group (including retailers, entertainment companies, and publishing firms). PRIMECAP's stocks within this group eked out a gain of nearly 2%, which was notable because the sector's return was -15.9% within the S&P 500 Index. The fund's large stake in the auto & transportation sector hurt its relative performance, since this group within the index returned about -12% during the half-year.
     Long-term shareholders in PRIMECAP Fund know that its past success has been based on the willingness of our adviser to make large commitments to industry sectors and companies that appear to have promising long-term futures. It often takes time for these positions to work out, so shareholders should bring a long-term orientation to the fund and a willingness to ride out considerable volatility--on the downside as well as on the upside.

IN SUMMARY
During the first half of 2000 we witnessed very sharp day-to-day price fluctuations, significant swings in investor sentiment, and sudden shifts in market leadership. All of

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3

this volatility, squeezed into a mere six months, underscored the fact that unpredictability is par for the course in financial markets. The timing, extent, and duration of such episodes are impossible to foretell with precision, but investors must be willing to endure them to reap the long-term rewards of investing.
     At Vanguard, we reiterate our long-standing recommendation for navigating stormy seas toward long-term financial goals. First, create an investment plan with a balance of stock funds, bond funds, and money market funds suited to your time horizon, investment objectives, and tolerance for market fluctuations. Then, once you have such a diversified plan in place, stick with it. Avoid the impulse to alter it based on short-term events--whether those be unsettling turbulence in the market or glittery returns from some particular corner of the market. "Stay the course" is timeless investment wisdom.

/S/ John J. Brennan
John J. Brennan
Chairman and Chief Executive Officer

July 12, 2000

IN MEMORY
It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.


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4

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 2000

The perpetual tug-of-war in the financial markets ended in a near stalemate during the first half of 2000, despite lots of back-and-forth movement. On average, neither stock nor bond prices ended the period far from where they began it. However, bonds, thanks to their superior income, outpaced stocks in total return.
     Economic signals were conflicting. Growth continued at a rapid pace, and corporate profits rose smartly. On the other hand, stock prices as the year began already reflected high levels of optimism, and the market administered severe punishment to companies that failed to live up to earnings expectations. Also weighing on the market were concerns that the economy's vigor at a time of low unemployment would inevitably push labor costs and other prices higher. Indeed, higher costs for oil and natural gas pushed broad gauges of inflation higher (the Consumer Price Index gained 2.4% for the six months and 3.7% for the twelve months ended June 30). Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended June 30.
     The Federal Reserve Board raised short-term interest rates by 0.25 percentage point in February and again in March, before adding a half-point boost in May. These steps, which followed three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. Thereafter, signs of a slowing in economic activity cropped up, although it was not certain that the Fed was done trying to throttle down the economic engine.

--------------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                              PERIODS ENDED JUNE 30, 2000
                                      ------------------------------------------
                                       6 MONTHS         1 YEAR          5 YEARS*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index                           -0.4%             7.2%             23.8%
Russell 2000 Index                       3.0             14.3              14.3
Wilshire 5000 Index                     -0.7             10.0              22.6
MSCI EAFE Index                         -4.0             17.4              11.6
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index              4.0%             4.6%              6.3%
Lehman 10 Year Municipal Bond Index      4.0              4.5               6.0
Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index              2.8              5.3               5.2
--------------------------------------------------------------------------------
OTHER
Consumer Price Index                     2.4%             3.7%              2.5%
--------------------------------------------------------------------------------
*Annualized.

U.S. STOCK MARKETS
Stock prices were quite volatile during the half-year, and large day-to-day price fluctuations in market averages were commonplace. There also were two swift shifts in market leadership. The year began with a continuance in the rapid rise for the "TMT" stocks (technology, media, telecommunications) that were the market's darlings during 1999. Through mid-March, the surge in these "new economy" groups left "old economy" stocks far behind. For example, the Nasdaq Composite Index, which is dominated by tech-related stocks, gained 15.6% and the Russell 1000 Value Index fell -10.4% during January and February. But in mid-March, value stocks took charge and TMT stocks slumped. The Russell 1000 Value Index returned 12.1% while the Nasdaq plummeted to a -27.4% return in the March-May period. But June brought another flip-flop: The value index declined -4.6%, while the Nasdaq rebounded with a 14.5% return.

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5

     When the half-year was over, most broad market indexes had modest declines. The all-market Wilshire 5000 Index returned -0.7%, the large-capitalization S&P 500 Index slipped -0.4%, and the Nasdaq fell -3.9%. Small- and mid-cap stocks did better: The small-cap Russell 2000 Index gained 3.0% and the Wilshire 4500 Completion Index, comprising virtually all the U.S. stocks outside of the S&P 500, eked out a 0.3% return.

U.S. BOND MARKETS
The Federal Reserve most directly influences interest rates of short-term securities. The Fed pushed up its target federal funds rate (charged on overnight loans between banks) by 1 percentage point to 6.5%. But yields of 3-month U.S. Treasury bills rose only half as far (0.52 percentage point, or 52 basis points to 5.85%). And yields actually declined on long-term Treasury securities, whose prices rose. Big federal budget surpluses are causing a shrinking supply of Treasury bonds. The 10-year Treasury note's yield fell 41 basis points to 6.03% as of June 30, and the yield of the 30-year Treasury declined 58 basis points--from 6.48% to 5.90%--during the half-year.
     The upshot was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve descended. The 5.90% yield of 30-year Treasuries on June 30 was 49 basis points below the 6.39% yield on 3-year Treasury notes.
     Corporate bonds did not perform as well as Treasuries for two main reasons: a record level of new offerings and investors' concern that credit quality might be declining. The rise in yields (and fall in prices) was slight for higher-quality corporate bonds but more severe for high-yield "junk" bonds. Investors grew wary of riskier bonds due to an increase in defaults. The Lehman High Yield Bond Index saw a price decline of -5.7% during the first half of 2000, more than offsetting its six-month income of 4.5%. Tax-exempt municipal bonds generally outperformed corporates but did not do as well as Treasury securities. The overall taxable bond market, as measured by the Lehman Aggregate Bond Index, returned 4.0%, as a price gain of 0.4% augmented a 3.6% income return.

INTERNATIONAL STOCK MARKETS
International stock markets were generally unprofitable for U.S. investors due to lack-luster local market performances and a stronger U.S. dollar during the half-year. Although economic growth in most of Europe appeared to be strengthening, stocks were hurt by continued economic weakness in Japan and from expectations of higher interest rates. On the other hand, European stock prices got some support from an increase in corporate takeovers.
     In local currencies, European stocks posted a 1.7% return in the aggregate and stocks from the Pacific region recorded a modest decline of -2.6%. However, the dollar's strength diminished those results for U.S. investors, for whom the Morgan Stanley Capital International (MSCI) Europe Index returned -3.0% and the MSCI Pacific Free Index returned -5.9%. The MSCI Europe, Australasia, Far East
(EAFE) Index of developed foreign markets registered a -4.0% return for U.S. investors.
     The Select Emerging Markets Free Index fell -9.6% in U.S. dollars, having declined -3.5% in local currencies. The index was hit by weakness in South Africa (-15%) and several emerging Asian markets, including Indonesia (-44%), Thailand (-36%), and the Philippines (-36%). The biggest gains among emerging markets were in Israel (+27%) and Venezuela (+19%).

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6

REPORT FROM THE ADVISER

Vanguard PRIMECAP Fund produced a total return of 16.3% during the first half of 2000. This significantly outpaced both the -0.4% return of the unmanaged S&P 500 Index and the 2.5% gain posted by the average multi-cap core fund. As was the case in 1999, the fund's excellent first-half results stemmed primarily from outstanding stock selection within the technology and producer durables sectors. Overweighting these two sectors also favorably contributed to performance.
     The fund's holdings in the technology and technology-laden producer-durables sectors paced the results once again, appreciating 32.8% and 20.5%, respectively. About half of the fund's assets are invested in these two groups. Our selections performed substantially better than these sectors in the indexes, which produced returns of 4.6% and 10.5%, respectively. Semiconductor stocks, to which the fund has a major commitment, turned out to be the best-performing group within technology during the period. As of June 30, about 40% of the fund's technology investments resided in five semiconductor companies that experienced significant six-month gains: Micron Technology (125.4%), Xilinx (81.6%), Intel (62.5%), LSI Logic (60.4%), and Texas Instruments (42.3%). Outside of the semiconductor group, the stocks of Coherent and Adobe Systems turned in particularly noteworthy performances. Coherent, a manufacturer of lasers and precision optics systems serving the scientific research community, soared 213.6%. Adobe Systems, the leading provider of graphic design, publishing, and imaging software for Web and print production, rose 93.4%.
     After technology and producer durables, the fund's largest sector commitments remain transportation and health care. Our results in these areas were mixed. The fund's transportation holdings performed marginally better than the index sector's-11.6% return, but hurt our results nonetheless. Despite generally strong operations, airlines and trucking companies saw their profitability depressed by surging fuel prices.
     Our experience in health care during the half-year was the antithesis of our experience in transportation. Although the 20.5% gain in our health care holdings modestly lagged the 23.4% gain enjoyed by health care stocks in the index, the fund certainly benefited from our decision to overweight the sector. Recently, we have increased our exposure among major pharmaceutical companies, including Pharmacia and Novartis AG.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment adviser's assessment of such factors as their industry positions, growth potential, and expected profitability.
--------------------------------------------------------------------------------

     Although both the fundamentals of the technology sector and our commitment to it remain strong, high valuations have led us to reduce our positions in a number of technology holdings. On the other hand, we have introduced a number of new names and added

7

to positions in the transportation, materials & processing, and consumer-discretionary sectors. Performance in these sectors has been relatively poor for some time, and valuations appear considerably depressed. In our view, these sectors represent a fertile area for increased investment.

Howard B. Schow                                             Theo A. Kolokotrones
Portfolio Manager                                           Portfolio Manager

                                    Joel P. Fried
                                    Portfolio Manager

PRIMECAP Management Company

July 12, 2000

8


FUND PROFILE
PRIMECAP FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------
                      PRIMECAP          S&P 500
-----------------------------------------------
Number of Stocks           117              500
Median Market Cap       $27.7B           $94.9B
Price/Earnings Ratio     27.9x            28.7x
Price/Book Ratio          4.0x             5.2x
Yield                     0.8%             1.1%
Return on Equity         18.6%            24.5%
Earnings Growth Rate     14.2%            17.3%
Foreign Holdings          7.9%             1.2%
Turnover Rate             12%*               --
Expense Ratio           0.48%*               --
Cash Investments         11.7%               --

*Annualized.

INVESTMENT FOCUS
-----------------------------------------------
STYLE - GROWTH
MARKET CAP - LARGE

VOLATILITY MEASURES
-----------------------------------------------
                      PRIMECAP          S&P 500
-----------------------------------------------
R-Squared                 0.63             1.00
Beta                      0.92             1.00


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-----------------------------------------------
Micron Technology, Inc.                    7.1%
Texas Instruments, Inc.                    6.0
Pharmacia Corp.                            5.8
Adobe Systems, Inc.                        5.6
Intel Corp.                                3.3
LM Ericsson Telephone Co. ADR Class B      3.2
General Motors Corp. Class H               2.9
Nortel Networks Corp.                      2.7
FedEx Corp.                                2.5
Delta Air Lines, Inc.                      2.4
-----------------------------------------------
Top Ten                                   41.5%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------
                               JUNE 30, 1999       JUNE 30, 2000
                              ----------------------------------------
                                PRIMECAP         PRIMECAP    S&P 500
                              ----------------------------------------
Auto & Transportation ......     18.4%            10.7%       1.6%
Consumer Discretionary .....      7.1              5.7       11.8
Consumer Staples ...........      0.4              0.0        5.7
Financial Services .........      2.4              2.3       13.4
Health Care ................     12.7             13.6       11.7
Integrated Oils ............      0.0              0.0        4.5
Other Energy ...............      2.6              1.9        1.8
Materials & Processing .....      4.8              2.4        2.2
Producer Durables ..........     13.1              6.9        2.9
Technology .................     36.5             49.9       29.9
Utilities ..................      0.5              0.9        8.6
Other ......................      1.5              5.7        5.9
----------------------------------------------------------------------

9

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

10

PERFORMANCE SUMMARY
PRIMECAP FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1984-JUNE 30, 2000
--------------------------------------------------------
                PRIMECAP FUND        S&P 500
FISCAL   CAPITAL   INCOME    TOTAL    TOTAL
YEAR      RETURN   RETURN   RETURN   RETURN
---------------------------------------------------------
1984        4.9%     0.0%     4.9%     0.6%
1985       35.6      0.2     35.8     31.8
1986       21.8      1.7     23.5     18.7
1987       -3.2      0.9     -2.3      5.3
1988       13.7      1.0     14.7     16.6
1989       20.2      1.4     21.6     31.7
1990       -3.8      1.0     -2.8     -3.1
1991       31.8      1.3     33.1     30.5
1992        8.2      0.8      9.0      7.6
----------------------------------------------------------

                PRIMECAP FUND        S&P 500
FISCAL   CAPITAL   INCOME    TOTAL    TOTAL
YEAR     RETURN    RETURN   RETURN   RETURN
----------------------------------------------------------
1993       17.6%     0.4%    18.0%    10.1%
1994       10.7      0.7     11.4      1.3
1995       34.4      1.1     35.5     37.6
1996       17.5      0.8     18.3     23.0
1997       36.1      0.7     36.8     33.4
1998       24.5      0.9     25.4     28.6
1999       40.7      0.6     41.3     21.0
2000*      16.3      0.0     16.3     -0.4
----------------------------------------------------------
*Six months ended June 30, 2000.
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
                                                              10 YEARS
                   INCEPTION                         ---------------------------
                     DATE          1 YEAR   5 YEARS   CAPITAL   INCOME     TOTAL
--------------------------------------------------------------------------------
PRIMECAP Fund     11/1/1984        39.52%    29.27%    21.85%    0.84%    22.69%
--------------------------------------------------------------------------------

11

FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
PRIMECAP FUND                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (88.3%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (9.4%)
*(1) FedEx Corp.                                   15,146,000     $   575,548
 (1) Delta Air Lines, Inc.                         11,190,800         565,835
*(1) AMR Corp.                                     13,477,800         356,319
     Southwest Airlines Co.                        13,058,250         247,291
*    General Motors Corp.                           2,632,364         152,842
     UAL Corp.                                      2,300,000         133,831
*(1) Alaska Air Group, Inc.                         2,540,000          68,898
 (1) Airborne Freight Corp.                         3,400,000          64,387
     Fleetwood Enterprises, Inc.                    1,238,100          17,643
     Arvin Industries, Inc.                         1,000,000          17,375
                                                                  -----------
                                                                    2,199,969
                                                                  -----------
CONSUMER DISCRETIONARY (5.0%)
*(1) Robert Half International, Inc.               10,400,000         296,400
 (1) Harcourt General, Inc.                         4,332,200         235,563
         News Corp. Ltd. Pfd. ADR                   2,250,000         106,875
*(1) The Neiman Marcus Group, Inc.
     Class A                                        3,140,600          92,844
     TJX Cos., Inc.                                 4,767,400          89,389
*    Costco Wholesale Corp.                         2,000,000          66,000
     Manpower Inc.                                  1,829,400          58,541
*    Fox Entertainment Group, Inc. Class A          1,500,000          45,562
 (1) The McClatchy Co. Class A                      1,000,000          33,125
*(1) The Neiman Marcus Group, Inc. Class B          1,124,511          31,205
     Lowe's Cos., Inc.                                753,000          30,920
     Target Corp.                                     360,000          20,880
     NIKE, Inc. Class B                               466,000          18,553
     Dillard's Inc.                                 1,241,500          15,208
     Block Drug Co. Class A                           286,443          12,120
     Tiffany & Co.                                    131,000           8,843
*    AutoZone Inc.                                    300,000           6,600
*    GC Cos.                                          200,000           4,475
     The Gap, Inc.                                    108,750           3,398
     Mattel, Inc.                                     250,000           3,297
                                                                  -----------
                                                                    1,179,798
                                                                  -----------
FINANCIAL SERVICES (2.0%)
     Bank One Corp.                                 3,049,300          80,997
     Wells Fargo Co.                                2,000,000          77,500
     The CIT Group, Inc.                            4,000,000          65,000
     Torchmark Corp.                                2,600,000          64,188
     The Chubb Corp.                                  800,000          49,200
     Transatlantic Holdings, Inc.                     562,500          47,109
     Jefferson-Pilot Corp.                            800,000          45,150
     St. Paul Cos., Inc.                            1,100,000          37,538
                                                                  -----------
                                                                      466,682
                                                                  -----------
HEALTH CARE (12.0%)
     Pharmacia Corp.                               26,211,981       1,354,832
*    Guidant Corp.                                  9,410,264         465,808
     Johnson & Johnson                              2,000,000         203,750
     Medtronic, Inc.                                3,465,000         172,600
     Novartis AG ADR                                3,800,000         152,000
     Biomet, Inc.                                   4,190,000         161,053
*    PE Corp.-Celera Genomics Group                 1,160,000         108,460
     Eli Lilly & Co.                                  666,640          66,581
*    Boston Scientific Corp.                        2,210,000          48,482
*    Amgen, Inc.                                      442,000          31,050
*    BioChem Pharma Inc.                              780,200          19,212
*    Genentech, Inc.                                   54,368           9,351
*    Biogen, Inc.                                      13,600             877
                                                                  -----------
                                                                    2,794,056
                                                                  -----------

12

------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
PRIMECAP FUND                                          SHARES           (000)
------------------------------------------------------------------------------
ENERGY (1.7%)
     Union Pacific Resources Group, Inc.            8,600,000      $  189,200
     Noble Affiliates, Inc.                         2,400,000          89,400
 (1) Pogo Producing Co.                             2,800,000          61,950
     Schlumberger Ltd.                                420,500          31,380
     Burlington Resources, Inc.                       475,100          18,172
     Enron Corp.                                       40,000           2,580
                                                                  ------------
                                                                      392,682
                                                                  ------------
MATERIALS & PROCESSING (2.1%)
     Potash Corp. of Saskatchewan, Inc.             2,400,000         132,450
     Sigma-Aldrich Corp.                            3,100,000          90,675
     Engelhard Corp.                                5,200,000          88,725
     Temple-Inland Inc.                             1,300,000          54,600
 (1) Granite Construction Co.                       2,100,000          51,450
     OM Group, Inc.                                 1,036,400          45,602
 (1) MacDermid, Inc.                                1,701,000          39,974
                                                                  ------------
                                                                      503,476
                                                                  ------------

PRODUCER DURABLES (6.1%)
 (1) Tektronix, Inc.                                3,400,000         251,600
 (1) Millipore Corp.                                2,820,000         212,558
     Caterpillar, Inc.                              5,770,000         195,459
*(1) Plantronics, Inc.                              1,608,000         185,724
*    Agilent Technologies, Inc.                     1,678,160         123,764
     Pitney Bowes, Inc.                             2,400,000          96,000
*    Lexmark International Group, Inc. Class A      1,400,000          94,150
     Deere & Co.                                    2,448,500          90,594
     Nokia Corp. ADR                                1,232,000          61,523
*    Dionex Corp.                                   1,020,000          27,285
     Kennametal, Inc.                               1,260,000          27,011
     Donaldson Co., Inc.                            1,080,000          21,330
     Pall Corp.                                       750,000          13,875
     Molex, Inc.                                      244,140          11,749
     Molex, Inc. Class A                              244,140           8,545
                                                                  ------------
                                                                    1,421,167
                                                                  ------------

TECHNOLOGY (44.1%)
     COMMUNICATIONS TECHNOLOGY (11.4%)
     LM Ericsson Telephone Co. ADR Class B         37,486,981         749,740
 (1) General Motors Corp. Class H                   7,624,031         669,009
     Nortel Networks Corp.                          9,249,200         631,258
     Motorola, Inc.                                16,295,550         473,589
*    Tellabs, Inc.                                  2,000,000         136,875

     COMPUTER SERVICES, SOFTWARE & SYSTEM (7.1%)
 (1) Adobe Systems, Inc.                           10,130,000       1,316,900
 (1) Sabre Holdings Corp.                          11,904,428         339,276

     COMPUTER TECHNOLOGY (3.1%)
     Hewlett-Packard Co.                            4,400,000         549,450
     Compaq Computer Corp.                          6,500,000         166,156
*(1) Evans & Sutherland Computer Corp.                840,000           5,355

     ELECTRONICS (2.4%)
     Sony Corp. ADR                                 5,847,400         551,483

     ELECTRONICS--SEMICONDUCTORS/COMPONENTS (17.4%)
*    Micron Technology, Inc.                       18,937,000       1,667,640
     Texas Instruments, Inc.                       20,514,000       1,409,055
     Intel Corp.                                    5,750,000         768,703
*    Xilinx, Inc.                                   1,600,000         132,100
*    LSI Logic Corp.                                1,400,000          75,775

     ELECTRONICS--TECHNOLOGY (1.4%)
     Symbol Technologies, Inc.                      3,447,700         186,176
*(1) Coherent, Inc.                                 1,800,000         150,975

SCIENTIFIC EQUIPMENT & SUPPLIES (1.3%)
     PE Corp.-PE Biosystems Group                   4,600,000         303,025
                                                                  ------------
                                                                   10,282,540
                                                                  ------------
UTILITIES (0.8%)
     Sprint Corp.                                   2,600,000         132,600
*    Global Crossing Ltd.                           1,650,000          43,416
                                                                   -----------
                                                                      176,016
                                                                  ------------
OTHER (5.1%)
     The Seagram Co. Ltd.                           3,100,000         179,800
     Miscellaneous (4.3%)                                           1,006,471
                                                                  ------------
                                                                    1,186,271
                                                                  ------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
       (COST $10,262,853)                                          20,602,657
------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (11.9%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
       Obligations in a Pooled
       Cash Account
       6.71%, 7/3/2000
       (COST $2,786,696)                           $2,786,696       2,786,696
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
       (COST $13,049,549)                                          23,389,353
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
-----------------------------------------------------------------------------
Other Assets--Note C                                                   83,429
Liabilities                                                          (134,373)
                                                                  ------------
                                                                      (50,944)
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 327,472,875 outstanding
       $.001 par value shares of beneficial
       interest (unlimited authorization)                         $23,338,409
==============================================================================

NET ASSET VALUE PER SHARE                                              $71.27
==============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $5,604,895,000.
ADR--American Depositary Receipt.

13

------------------------------------------------------------------------------
                                                         AMOUNT           PER
                                                          (000)         SHARE
------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid in Capital                                     $12,264,954        $37.46
Undistributed Net
    Investment Income                                    86,252           .26
Accumulated Net
    Realized Gains                                      647,399          1.98
Unrealized Appreciation--
    Note F                                           10,339,804         31.57
------------------------------------------------------------------------------
NET ASSETS                                          $23,338,409        $71.27
==============================================================================

14

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------------------
                                                                            PRIMECAP FUND
                                                           SIX MONTHS ENDED JUNE 30, 2000
                                                                                    (000)
-----------------------------------------------------------------------------------------

INVESTMENT INCOME
INCOME
         Dividends*                                                            $   64,991
         Interest                                                                  74,836
         Security Lending                                                           3,368
                                                                              -----------
                  Total Income                                                    143,195
                                                                              -----------
EXPENSES
         Investment Advisory Fees--Note B                                          19,399
         The Vanguard Group--Note C
                  Management and Administrative                                    30,563
                  Marketing and Distribution                                        1,190
         Custodian Fees                                                                12
         Auditing Fees                                                                  7
         Shareholders' Reports                                                        179
         Trustees' Fees and Expenses                                                   12
                                                                              -----------
                  Total Expenses                                                   51,362
                  Expenses Paid Indirectly--Note D                                 (1,223)
                                                                              -----------
                  Net Expenses                                                     50,139
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                              93,056
-----------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                                  650,648
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)OF INVESTMENT SECURITIES        2,340,605
-----------------------------------------------------------------------------------------
NET  INCREASE  IN NET ASSETS  RESULTING  FROM  OPERATIONS                      $3,084,309
=========================================================================================
*Dividend   income  and  realized  net  loss  from  affiliated   companies  were
$16,966,000 and $1,610,000, respectively.

15

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------
                                                                         PRIMECAP FUND
                                                               ----------------------------------
                                                                   SIX MONTHS                YEAR
                                                                        ENDED               ENDED
                                                                JUN. 30, 2000       DEC. 31, 1999
                                                                        (000)               (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                        $    93,056        $    68,663
     Realized Net Gain                                                650,648          1,384,850
     Change in Unrealized Appreciation (Depreciation)               2,340,605          3,525,163
                                                               ----------------------------------
           Net Increase in Net Assets Resulting from Operations     3,084,309          4,978,676
                                                               ----------------------------------
DISTRIBUTIONS
         Net Investment Income                                             --            (72,408)
         Realized Capital Gain                                      (306,482)         (1,230,786)
                                                               ----------------------------------
                  Total Distributions                               (306,482)         (1,303,194)
                                                               ----------------------------------
CAPITAL SHARE TRANSACTIONS1
         Issued                                                     3,926,826          3,367,477
         Issued in Lieu of Cash Distributions                         299,064          1,274,413
         Redeemed                                                  (1,577,172)        (1,615,394)
                                                               ----------------------------------
                  Net Increase from Capital Share Transactions      2,648,718          3,026,496
-------------------------------------------------------------------------------------------------
         Total Increase                                             5,426,545          6,701,978
-------------------------------------------------------------------------------------------------
NET ASSETS
         Beginning of Period                                       17,911,864         11,209,886
         End of Period                                            $23,338,409        $17,911,864
=================================================================================================
1Shares Issued (Redeemed)
         Issued                                                        58,047             61,046
         Issued in Lieu of Cash Distributions                           3,993             21,809
         Redeemed                                                     (23,139)           (29,493)
                                                               ----------------------------------
                  Net Increase in Shares Outstanding                   38,901             53,362
=================================================================================================

16

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRIMECAP FUND
                                                                                          YEAR ENDED DECEMBER 31,
                                                                               -----------------------------------------------------
FOR A SHARE OUTSTANDING                                     SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                                         JUNE 30, 2000        1999      1998        1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $62.07      $47.66    $39.56      $30.08      $26.23   $19.98
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
         Net Investment Income                                           .28         .26       .34         .21         .19      .22
         Net Realized and Unrealized Gain (Loss)
                  on Investments                                        9.90       19.07      9.63       10.77        4.59     6.84
                                                                     ---------------------------------------------------------------
                  Total from Investment Operations                     10.18       19.33      9.97       10.98        4.78     7.06
                                                                     ---------------------------------------------------------------
DISTRIBUTIONS
         Dividends from Net Investment Income                             --        (.27)     (.35)       (.20)       (.20)    (.22)
         Distributions from Realized Capital Gains                      (.98)      (4.65)    (1.52)      (1.30)       (.73)    (.59)
                                                                     ---------------------------------------------------------------
                  Total Distributions                                   (.98)      (4.92)    (1.87)      (1.50)       (.93)    (.81)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $71.27      $62.07    $47.66      $39.56      $30.08   $26.23
====================================================================================================================================
TOTAL RETURN                                                          16.33%      41.34%    25.44%      36.79%      18.31%   35.48%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Period (Millions)                        $23,338     $17,912   $11,210      $8,186      $4,204   $3,237
         Ratio of Total Expenses to
                  Average Net Assets                                  0.48%*       0.51%     0.51%       0.51%       0.59%    0.58%
         Ratio of Net Investment Income to
                  Average Net Assets                                  0.87%*       0.50%     0.78%       0.69%       0.69%    0.99%
         Portfolio Turnover Rate                                        12%*         19%       13%         13%         10%       7%
====================================================================================================================================
*Annualized.

17

NOTES TO FINANCIAL STATEMENTS
Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2000, the advisory fee represented an effective annual rate of 0.18% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2000, the fund had contributed capital of $4,356,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 4.4% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $1,218,000 and $5,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the six months ended June 30, 2000, the fund purchased $3,041,663,000 of investment securities and sold $1,099,179,000 of investment securities, other than temporary cash investments.

18

F. At June 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $10,339,804,000, consisting of unrealized gains of $10,967,877,000 on securities that had risen in value since their purchase and $628,073,000 in unrealized losses on securities that had fallen in value since their purchase.

19

THE  VANGUARD(R)  FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive  Growth Fund
Calvert  Social  Index(TM)  Fund*
Capital  Opportunity  Fund
Convertible Securities Fund
Developed  Markets Index Fund
Emerging Markets Stock Index Fund*
Energy Fund
Equity  Income Fund
European  Stock Index Fund*
Explorer(TM)Fund
Extended  Market  Index Fund*
Global  Equity Fund Gold and Precious  Metals Fund
Growth and Income Fund Growth
Equity Fund Growth  Index Fund*
Health Care Fund
Institutional Developed   Markets
 Index  Fund
Institutional Index  Fund*
International Growth  Fund
International Value  Fund
Mid-Cap  Index  Fund*
Morgan(TM) Growth Fund Pacific Stock Index Fund*
PRIMECAP Fund
REIT Index Fund
Selected Value Fund Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital
 Appreciation Fund*
Tax-Managed Growth and
 Income Fund*
Tax-Managed International Fund*
Tax-Managed  Small-Cap Fund*
Total International  Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
U.S. Value Fund
Utilities  Income  Fund
Value  Index  Fund*
Windsor(TM)  Fund
Windsor(TM) II Fund

BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global  Asset Allocation  Fund
LifeStrategy(R)Conservative
 Growth  Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
 Growth Fund
STAR(TM) Fund
Tax-Managed  Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
--------------------------------------------------------------------------------
Admiral(TM)Intermediate-Term
 Treasury Fund
Admiral(TM)Long-Term Treasury
 Fund
Admiral(TM)Short-Term Treasury
 Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt
 Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term  Tax-Exempt
 Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index  Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt  Bond  Funds
 (California, Florida,
 Massachusetts,  New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral(TM) Treasury Money
 Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE  ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income  Portfolio
Equity  Index  Portfolio
Growth  Portfolio  High-Grade  Bond
Portfolio  High Yield  Bond  Portfolio
International  Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN, (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN, (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR., (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR., (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS
RAYMOND J.  KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. Gregory Barton, Legal Department.
Robert A. DiStefano, Information Technology.
James H. Gately, Individual Investor Group.
Kathleen C. Gubanich, Human Resources.
Ian A. MacKinnon, Fixed Income Group.
F. William McNabb, III, Institutional Investor Group.
Michael S. Miller, Planning and Development.
Ralph K. Packard, Chief Financial Officer.
George U. Sauter, Quantitative Equity Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[SHIP LOGO]
[THE VANGUARD GROUP (R) LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q592 082000
(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.